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Oct/Nov 2005
American Ecology Corporation
Investment Presentation

Safe Harbor
During the course of this presentation the Company will be making
“forward-looking statements” within the meaning of Section 27(a) of the
Securities Act of 1933 and Section 21(e) of the Securities and
Exchange Act of 1934.  Certain statements involve risks and
uncertainties and are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of
1995.  These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in
Securities and Exchange Commission filings made by American
Ecology Corporation in Form 10-K for the year ended December 31,
2004 and Form 10-Q for the quarter ended September 30, 2005.

Innovative Customer Service Second To None
American Ecology’s Mission
Create shareholder value as nation’s preferred
provider of innovative, cost-effective hazardous and
low-level radioactive waste treatment and disposal
services at four company-owned facilities.

Strong Brand Recognition
Company History
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More than 50 years of industry experience
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Public since 1983 (previous Teledyne subsidiary)
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Strong performance in 1980s
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Disappointing 1990s following non-core acquisitions
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Strong growth since Idaho site acquisition, new
management team in 2001 & exit from non-core
businesses

=  3 Nuclear
= 18  Hazardous
RICHLAND,  WA
GRAND VIEW, ID
CORPUS CHRISTI, TX
BEATTY, NV

American Ecology
Business Fundamentals
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Uniquely diverse service mix
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Focused growth strategy
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Solid sales outlook
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Lean overhead structure & efficient business systems
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Growth with a dividend

Uniquely Diverse Service Mix
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Only U.S. company with full suite of hazardous, PCB,
low activity radioactive material & low-level
radioactive waste disposal approvals
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Bundled rail transport & disposal positioned
company to win Kaiser (OK) & Honeywell (NJ)
clean-up contracts & other large projects

Focus On Execution
Focused Growth Strategy
1.
Stick to core competency: treatment & disposal
2.
Take advantage of operating leverage
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Price commodity services aggressively to increase
waste volumes & fall-through to bottom line
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Increase higher margin niche service delivery
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Bundle transport & disposal services

Premier U.S. Hazardous Waste Site
Grand View, Idaho

June 2005 Honeywell Contract
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Opportunity to transport 1 million tons + of
hazardous waste from New Jersey site for disposal,
though amount could be reduced by the Courts
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Revenue estimate: $175-$240 million over 4 years
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Gradual project ramp-up to anticipated full
production in mid 2006

Solid Growth in a Great Desert Location
Beatty, Nevada

Steady Earnings
Richland, Washington

Greatest Future Growth Potential
Robstown, Texas

* 2005 volumes represent nine months
Increased Waste Volumes

* 2005 revenue represents nine months
Growing Revenue

* 2005 operating income represents nine months
Increasing Operating Income

* 2005 EBITDA represents nine months
Increasing Cash Flow

Through September 2005
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$56.1 million in YTD revenue
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$14.1million YTD operating income
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Idaho again leads way but all four sites profitable
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Almost $24 million in cash on hand at quarter-end

Increasing Shareholder Return
Shareholder Dividends
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$0.25 annual dividend paid in 2004
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Increased to $0.15 quarterly dividend ($2.6 million) in
2005
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Board intent to pay ongoing quarterly dividends
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Strong cash flow allows dividend payment while
pursuing growth strategy

Capital Spending:
Investing for Future Growth
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$12.1 million spent YTD in 2005
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Idaho disposal cell & rail transfer station expansion
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New indoor treatment building, disposal expansion &
land acquisition in Texas
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First treatment building in Nevada
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Gondola railcar purchase to improve margins on
bundled transport & disposal contracts

Outlook
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Expect to exceed 15% target for growth in operating
income over 2004
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Will announce Q4 2005 and Full Year 2005 financial
results February 7, 2006
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Will provide 2006 guidance at that time
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Capital investments position us to execute internal
growth strategy

American Ecology
Investment Highlights
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Oldest, most experienced player in industry
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Uniquely diverse service mix
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Focused growth strategy
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Solid sales outlook
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Growth with a dividend